Exhibit 10.1

WILLIS LEASE FINANCE CORPORATION

OPTION CANCELLATION AGREEMENT

THIS OPTION CANCELLATION AGREEMENT, is made by and between Willis Lease Finance Corporation., a Delaware corporation (the “Company”), and you, as the undersigned option holder, for the purpose of purchasing certain options to purchase shares of the Company’s Common Stock held by you. The effective date of this Agreement shall be the date that it is fully executed by both the Company and you (the “Effective Date”).

RECITALS

A. Pursuant to the Company’s 1996 Stock Option Plan, the Company issued you the options to purchase Company Common Stock identified on Exhibit A attached to this Agreement (the “Options”), each of which is reflected in a written stock option agreement between you and the Company (the “Option Agreements”).

B. In order to avoid the potential disruptive effects to the trading market for the Company’s Common Stock of an exercise of the Options and sale of some or all of the stock issued upon exercise thereof, the Company desires to purchase the Options and you desire to sell the Options on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and undertakings contained herein, the parties acknowledge and agree as follows:

AGREEMENT

1.	Purchase and Cancellation of Options.

(a) On execution of this Agreement, you hereby agree to sell and the Company hereby agrees to purchase the Options to the Company for price per share equal to the difference between the “Fair Market Value” as of the Effective Date and the strike price of each share of Common Stock subject to an Option (for example, if the “Fair Market Value of the Company’s Common Stock is $13.00 per share and you have options to purchase 100 shares with a strike price of $5.00, the total purchase price for all of these options would be $800.00, less applicable withholding obligations of the Company). The aggregate purchase price for your Options (less applicable withholding obligations of the Company), shall be paid to you in a lump sum.

(b) If you execute this Agreement, you agree that your Options will be cancelled and terminated in exchange for the payment described above.

(c) The payments you receive for the purchase cancellation of your Options will be taxable compensation to you, and reported on IRS Form W-2 or Form 1099-MISC, whichever applies. These payments will be reduced any required tax or payroll withholding obligations of the Company.

2.	Release

You, for yourself and your heirs, administrators and assigns, do hereby irrevocably release the Company and its successors and assigns, and their past, present and future directors, officers, employees, partners, shareholders, members, managers, attorneys, representatives, affiliates and agents of each of the foregoing, from any claim, demand, proceeding, cause of action, order, obligation, contract, agreement, debt or liability whatsoever, whether known or unknown, foreseeable or unforeseeable, liquidated or unliquidated, both at law and equity which you now have, have had or may hereafter have related to any Option or Option Agreement; provided, however, that, without limiting the foregoing, nothing contained herein shall operate to release any obligation of the Company you arising under this Agreement.

3.	Further Assurances; Representations

(a) You agree from time to time, upon the request of the Company, to use your best efforts to do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged or delivered, all such further acts, deeds, transfers, conveyances, assignments, powers of attorney or assurances as may be reasonably required in order to carry out the intent of this Agreement.

(b) You represent and warrant to the Company that (i) no authorization, consent or approval of any person is required to be obtained or made by you in connection with the execution and delivery of this Agreement, (ii) this Agreement is your valid and binding obligation, and (iii) you have not transferred or attempted to transfer any interest in any of the Options to any party other than the Company pursuant to this Agreement. You agree that the list of Options on Exhibit A is true and correct in all respects.

4.	Review of Agreement and Other Agreements

You acknowledge and agree that you are voluntarily executing this Agreement, that you have carefully read and fully understand all aspects of each of these documents, and that you have been advised to consult with an attorney prior to executing these documents, and that you have either done so or knowingly waived that right. You further acknowledge and agree that the Company has not made any representation to you regarding the tax implications for you the transactions contemplated hereby and you have relied upon your advisors for any tax advice relevant to these transactions.

5.	Entire Agreement

This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the transactions contemplated hereby and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof. You acknowledge and agree that you have not relied upon any representations or promises by the Company or any other party except as expressly set forth in this Agreement.

6.	Governing Law

This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of law.

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7.	Amendment and Waiver

Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Company and you, in the case of a waiver, by each party against whom the waiver is to be effective.

8.	Assignment

Neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any party, whether by operation of law or otherwise, without the express written consent of the other parties hereto. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors, heirs, legal representatives, and permitted assigns.

9.	Severability

The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law.

10.	Counterpart; Electronic Signatures

This Agreement may be executed in any number of counterparts, and each of these shall be deemed an original and all of which, taken together, constitute the same Agreement. Delivery of an executed counterpart by facsimile is equally as effective as delivery of an original executed counterpart. Any party delivering an executed counterpart of this Agreement by facsimile or “pdf” or other electronic reproduction shall also deliver an original executed counterpart but the failure to deliver the original shall not affect the validity, enforceability, and binding effect of this Agreement.

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By signing below, you acknowledge and agree to be bound by the terms of this Stock Option Cancellation and Acceleration Agreement.

August 18, 2011
Date

/s/ Charles F. Willis
[Name] Charles F. Willis

Accepted and Acknowledged:

Date:	August 19, 2011

Willis Lease Finance Corporation

By:	/s/ Thomas C. Nord
Name:	Thomas C. Nord
Title:	Senior Vice President

SIGNATURE PAGE STOCK OPTION CANCELLATION AGREEMENT

SPOUSAL CONSENT TO OPTION CANCELLATION AGREEMENT

Married Option Holder/Signature of Spouse:

By his or her signature below, the spouse of the individual entering in this Option Cancellation Agreement with Willis Lease Finance Corporation acknowledges that he or she has read this Option Cancellation Agreement and is familiar with the terms and provisions stated herein, and agrees to be bound by all of its terms and conditions.

Date:

Spouse’s Signature

Printed Name

Signature of Unmarried Option Holder:

By your signature below, you, as option holder, represent that you are not legally married as of the date of executing this Option Cancellation Agreement.

Date:	August 18, 2011

/s/ Charles F. Willis
Signature

SPOUSAL CONSENT STOCK OPTION CANCELLATION AGREEMENT

EXHIBIT A

STOCK OPTIONS HELD BY OPTION HOLDER

Option Agreement Grant Date	Number of Shares Subject to Option	Per Share Exercise Price
10/12/01	150,000	$5.40